Exhibit 32.1

                    CERTIFICATION PURSUANT TO

                     18 U.S.C. SECTION 1350,

                     AS ADOPTED PURSUANT TO

          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

  I, Menderes Akdag, Chief Executive Officer (principal executive officer) and I, Bruce S. Rosenbloom, Chief Financial Officer (principal financial officer) of PetMed Express, Inc. (the "Registrant"), each certify to the best of our knowledge, based upon a review of the quarterly report on Form 10-Q for the
quarter   ended  September  30,  2005  (the  "Report")   of   the
Registrant, that:

  (1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, amended; and

  (2) The information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                By:/s/  Menderes Akdag
                                   ----------------------------
                                        Menderes Akdag
                                Chief Executive Officer and
                                President
                                Date: November 8, 2005

                                By:/s/  Bruce S. Rosenbloom
                                   ----------------------------
                                        Bruce S. Rosenbloom
                                Chief Financial Officer
                                Date: November 8, 2005